Exhibit 10.1

JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.0001 per share, of NationsHealth, Inc., and further agree that this Joint Filing Agreement be included as Exhibit 10.1.

     In evidence thereof, the undersigned hereby execute this Joint Filing Agreement as of January 11, 2005.

RGGPLS HOLDING, INC.
By:	/s/ Glenn M. Parker

	Name:	Glenn M. Parker, M.D.
	Title:	President

/s/ Glenn M. Parker
Glenn M. Parker, M.D.

/s/ Lewis P. Stone
Lewis P. Stone

/s/ Robert Gregg
Robert Gregg

GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST
By:	/s/ Robin S. Parker
Robin S. Parker, as trustee

LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST
By:	/s/ Stephanie T. Stone
Stephanie T. Stone, as trustee

ROBERT GREGG 2004 MULTIGENERATIONAL TRUST
By:	/s/ Pamela Fay Gregg
Pamela Fay Gregg, as trustee

ROBERT GREGG REVOCABLE TRUST DATED DECEMBER 18, 2000
By:	/s/ Robert Gregg
Robert Gregg, as trustee

/s/ Robin S. Parker
Robin S. Parker, as trustee for the

GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST
/s/ Robert Gregg
Robert Gregg, as trustee for the

GLENN M. PARKER 2004 MULTIGENERATIONAL TRUST
/s/ Stephanie T. Stone
Stephanie T. Stone, as trustee for the

LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST
/s/ Robin S. Parker
Robin S. Parker, as trustee for the

LEWIS P. STONE 2004 MULTIGENERATIONAL TRUST
/s/ Pamela Fay Gregg
Pamela Fay Gregg, as trustee for the

ROBERT GREGG 2004 MULTIGENERATIONAL TRUST
/s/ Kathryn G. Pincus
Kathryn G. Pincus, as trustee for the
ROBERT GREGG 2004 MULTIGENERATIONAL TRUST

ROBERT GREGG REVOCABLE TRUST DATED DECEMBER 18, 2000
By:	/s/ Robert Gregg
Robert Gregg, as trustee

RGGPLS HOLDING, INC., as trustee for the RGGPLS Holding, Inc. Stock Bonus Plan and Trust
By:	/s/ Glenn M. Parker
	Name:	Glenn M. Parker, M.D.
	Title:	President

RGGPLS HOLDING, INC. STOCK BONUS PLAN AND TRUST
By:	RGGPLS Holding, Inc., as Trustee

By:	/s/ Glenn M. Parker
	Name:	Glenn M. Parker, M.D.
	Title:	President